MML SERIES INVESTMENT FUND II
MML Special Situations Fund
(the “Fund”)
Supplement dated November 24, 2020 to the
Prospectus dated May 1, 2020 and the
Summary Prospectus dated May 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. This supplement replaces the supplement for the Fund dated September 24, 2020. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective on November 18, 2020, Invesco Advisers, Inc. (“Invesco”) replaced Barings LLC (“Barings”) as subadviser of the Fund. Invesco Capital Management LLC (“ICM”) serves as sub-subadviser of the Fund.
Effective on November 18, 2020, the following information replaces similar information for the Fund found under the heading Annual Fund Operating Expenses in the section titled Fees and Expenses of the Fund (on page 60 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	.60%	.60%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.45%	.45%
Total Annual Fund Operating Expenses	1.05%	1.30%
Fee Waiver	(.05%)	(.05%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	1.00%	1.25%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive .05% of its management fees through April 30, 2022. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$102	$327	$572	$1,276
Service Class I	$127	$405	$706	$1,561
Effective on November 18, 2020, the following information replaces the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (on page 60 of the Prospectus):
The Fund invests primarily in common stocks of U.S. companies of any size. The Fund’s subadviser, Invesco Advisers, Inc., and sub-subadviser, Invesco Capital Management LLC (together with Invesco Advisers, Inc., “Invesco”), invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests primarily (at least 80% of its net assets) in the equity securities of companies included within the S&P U.S. IPO and Spin-Off Index* (the “Index”).

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of U.S. companies that have had initial public offerings (“IPOs”) or have been spun off from a parent company within the past five years. The Index is comprised of IPOs and spin-offs eligible for the S&P U.S. BMI, a country sub-index of the S&P Global BMI, that have a float-adjusted market capitalization of at least $1 billion (Index constituents must maintain a float-adjusted market capitalization of at least $500 million). The Index is weighted by float-adjusted market capitalization, subject to certain caps depending on the number of components of the Index. In general, Index components have a maximum weight of 7.5% for any single stock, and the aggregate weights of companies with weights greater than 4.5% cannot exceed 45%, however these caps may be increased if there are fewer than seventeen Index components (the caps may be further increased, on a graduated scale, in an inverse correlation with the number of Index components).
The Index is rebalanced monthly after the close of the third Friday of each month. Except for spin-offs, additions to the Index are made only at each monthly rebalance. In addition, any constituent security that is removed from the S&P U.S. BMI will be simultaneously removed from the Index. If an IPO is added to the Index but fails the eligibility criteria for inclusion in the S&P U.S. BMI at that index’s subsequent quarterly rebalancing, the IPO is removed from the Index at that time. Constituent securities are only included in the Index for a maximum of five years. A constituent security that has been included in the Index for more than five years is removed at the subsequent monthly rebalance; however, if the deletion of a constituent security would result in the number of constituent securities of the Index being less than 15, the deletion will be delayed until the next monthly rebalance where the resulting number of constituent securities would be at least 15. The Fund is rebalanced in accordance with the Index, meaning that it will buy and sell securities in response to changes in the Index.
Although the Fund generally will invest in substantially all of the securities comprising the Index in proportion to their weightings in the Index, under various circumstances it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may hold cash or purchase a sample of the securities in the Index. When it relies on a “sampling” methodology, Invesco uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that has, overall, investment characteristics similar to the Index in terms of key risk factors, performance attributes, and other characteristics such as industry weightings, market capitalization, return variability, earnings valuation, yield, and other financial characteristics of securities. When employing a sampling methodology, Invesco bases the number of the holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold fewer than the total number of securities in the Index. However, Invesco reserves the right to invest in as many securities as it believes necessary to achieve the Fund’s investment objective. The Fund may use futures contracts, a type of derivative, to seek performance that corresponds to the Index and/or to manage cash flows. Use of futures contracts by the Fund may create investment leverage.
The Index, and therefore the Fund, may at times have significant exposure to one or more industries or sectors. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
Changes in the Index, or use of the sampling methodology described above, may result in active and frequent trading by the Fund and as a result the Fund may have a relatively high portfolio turnover rate.
*The “S&P U.S. IPO and Spin-Off Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by MassMutual. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P U.S. IPO and Spin-Off Index.
Effective on November 18, 2020, the paragraphs labeled “Foreign Investment Risk; Emerging Markets Risk; Currency Risk,” “Growth Company Risk,” “Liquidity Risk,” “Quantitative Models Risk,” “Risk of Investment in Other Funds or Pools,” and “Value Company Risk” under the heading Principal Risks in the section titled Investments, Risks, and Performance(beginning on page 61 of the Prospectus) are hereby deleted in full.

Effective on November 18, 2020, the following information replaces similar information for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance (on page 61 of the Prospectus):
Special Situations Risk Special situations often involve much greater risk than is found in the normal course of investing, which could negatively impact the Fund.
Effective on November 18, 2020, the following information supplements the information for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance (beginning on page 61 of the Prospectus):
Indexing Risk The Fund’s performance may not track the performance of the index due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index resulting from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
Passive Management Risk With an indexing strategy, there is no attempt to seek returns in excess of a benchmark index, to use defensive strategies, or to reduce the effects of any long-term poor investment performance. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the index, even if that security generally is underperforming.
Effective on November 18, 2020, the following information replaces similar information for the Fund found under the heading Performance Information in the section titled Investments, Risks, and Performance (on page 63 of the Prospectus):
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance and an additional index that provides a style-specific comparison for the Fund’s returns (S&P U.S. IPO and Spin-Off Index). The Fund’s investment strategy changed on November 18, 2020. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Effective on November 18, 2020, the following information replaces similar information found under the heading Average Annual Total Returns in the section titled Investments, Risks, and Performance (on page 63 of the Prospectus):
Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Since Inception (5/15/2015)
Class II MML Special Situations Fund	23.68%	6.97%
Service Class I MML Special Situations Fund	23.50%	6.72%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)(1)	31.02%	11.21%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.78%
Since 7/13/2015
S&P U.S. IPO and Spin-Off Index (reflects no deduction for fees, expenses, or taxes)	27.52%	8.88%

(1)
Going forward, the Fund’s performance benchmark index will be the Russell 3000 Index rather than the S&P 500 Index because the Russell 3000 Index more closely represents the Fund’s investment strategy.

Effective on November 18, 2020, the following information replaces the information for the Fund found under the headings Subadviser(s) and Portfolio Manager(s) in the section titled Management (on page 63 of the Prospectus):
Subadviser(s): Invesco Advisers, Inc. (“Invesco”)
Sub-subadviser(s): Invesco Capital Management LLC (“ICM”)
Portfolio Manager(s):
Pratik Doshi, CFA is a Portfolio Manager at Invesco. He has managed the Fund since November 2020.
Peter Hubbard is a Director of Portfolio Management at Invesco. He has managed the Fund since November 2020.
Michael Jeanette is a Senior Portfolio Manager at Invesco. He has managed the Fund since November 2020.
Tony Seisser is a Portfolio Manager at Invesco. He has managed the Fund since November 2020.
Effective on November 18, 2020, the following information replaces similar information found on page 91 of the Prospectus in the section titled Additional Information Regarding Principal Risks:
•
Special Situations Risk
Securities of companies involved in special situations may be more volatile than other securities. Their values may be affected significantly and rapidly by the actual or anticipated results of the special situations. Some “special situation” investments may be illiquid or may lack a readily ascertainable fair value. The terms of some special situation investments may be subject to restrictions on their transfer. The existence of a special situation may increase the likelihood that the company involved will experience financial difficulties, including potentially bankruptcy or insolvency. It is possible that an anticipated special situation event will not occur.

Effective on November 18, 2020, the following information supplements the information found beginning on page 76 of the Prospectus in the section titled Additional Information Regarding Principal Risks:
•
Indexing Risk
There are several reasons why a Fund’s performance may not track the performance of the relevant index. For example, the Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of securities purchased by the investment adviser, subadviser, or sub-subadviser, or futures or other derivative positions taken by the investment adviser, subadviser, or sub-subadviser, to replicate the performance of the index may not correlate precisely with the return on the index. Differences between securities held by a Fund and the securities comprising the index may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.

•
Passive Management Risk
Unlike many investment companies that are “actively managed,” each of the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of the index. Therefore, the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the index, even if that security generally is underperforming. If a specific security is removed from the index, a Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, each Fund rebalances its portfolio in accordance with its index, and, therefore, any changes to the index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, Invesco does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.
Effective on November 18, 2020, information related to the MML Special Situations Fund, Chris C. Cao, CFA, and Michael F. Farrell found under Barings on pages 95 and 96 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds is hereby deleted.
Effective on November 18, 2020, the following information replaces similar information for Invesco beginning on page 97 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Invesco Advisers, Inc. (“Invesco”), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, manages the investments of the MML Equity Momentum Fund, MML Equity Rotation Fund, MML Small Cap Equity Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. In addition, Invesco Capital Management LLC (“ICM”) serves as sub-subadviser for the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund, and subject to the supervision of Invesco, is authorized to trade securities and make discretionary investment decisions on behalf of the Funds. ICM is a wholly-owned subsidiary of Invesco Ltd. and its address is 3500 Lacey Road Suite 700, Downers Grove, Illinois 60515. As of August 31, 2020, Invesco had approximately $1.2 trillion in assets under management.
Invesco replaced OppenheimerFunds, Inc. as the subadviser of the MML Small Cap Equity Fund and MML Strategic Emerging Markets Fund at the close of business on May 24, 2019. Invesco replaced Barings as the subadviser of the MML Equity Momentum Fund and MML Special Situations Fund on November 18, 2020. Invesco replaced Barings as the subadviser of the MML Equity Rotation Fund on November 23, 2020.
Effective on November 18, 2020, the following information supplements the information for Invesco beginning on page 97 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Pratik Doshi, CFA
is a co-portfolio manager of the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund. Mr. Doshi is a portfolio manager for ETFs and indexed strategies at Invesco. He has been associated with Invesco and/or its affiliates since 2018 where he implemented active and passive-based strategies across Invesco’s commodity, alternatives, and equity ETF lineup. Prior to 2018, he held roles at Saltspring Capital and Gofen and Glossberg. Prior to that, he was a vice president at Bank of America Merrill Lynch. Mr. Doshi entered the financial services industry in 2005 as an analyst at UBS Investment Bank.
Peter Hubbard
is a co-portfolio manager of the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund. Mr. Hubbard is a portfolio manager for ETFs and indexed strategies at Invesco. He has been associated with Invesco and/or its affiliates since 2005. Prior 2005, he was a research analyst at Ritchie Capital, a hedge fund operator.
Michael Jeanette
is a co-portfolio manager of the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund. Mr. Jeanette is a portfolio manager for ETFs and indexed strategies at Invesco. He has been associated with Invesco and/or its affiliates since 2008. Prior to 2008, he held a management position with a trust advisory firm in the private sector. Prior to this, he managed the retail investment business for several US Bancorp (formerly First Bank System) locations in Minneapolis. He began his career as a financial adviser with Shearson Lehman Brothers and Morgan Stanley Smith Barney (formerly Smith Barney).

Tony Seisser
is a co-portfolio manager of the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund. Mr. Seisser is an equity portfolio manager for ETFs and indexed strategies at Invesco. He has been associated with Invesco and/or its affiliates since 2013. Prior to 2013, he was employed by Guggenheim Funds Distributors, Inc. as a global ETF trader. Before that, he was a compliance investigator at the Chicago Board Options Exchange and CBOE Futures Exchange. Prior to that, Mr. Seisser had a career as a single-stock and ETF market maker on the floor of the Chicago Stock Exchange. He entered the industry in 1990.
Effective on November 18, 2020, the following information supplements the information found on page 120 in the section titled Index Descriptions:
The Russell 3000 Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The S&P U.S. IPO and Spin-Off Index is designed to measure the performance of companies within the S&P U.S. BMI that have had initial public offerings (IPOs) or have spun off from a parent company within the last five years and have a float-adjusted market cap of at least USD 1 billion. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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